UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2015

PACIFIC MERCANTILE BANCORP
(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (714) 438-2500
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
Exchange Transaction simplifies PMBC Capital Structure. On July 15, 2015, the Company and the holders of the Company’s outstanding shares of Series B Convertible 8.4% Noncumulative Preferred Stock (the “Series B Shares”), shares of Series C 8.4% Noncumulative Preferred Stock (the “Series C Shares”) and warrants have agreed to non-binding terms and conditions to exchange the Series B Shares, the Series C Shares and the warrants for shares of the Company’s common stock, no par value (the “Exchange Transaction”). The Exchange Transaction will simplify the Company capital structure, leaving common stock as the only equity component.
Pursuant to the proposed Exchange Transaction, SBAV LP, Carpenter Community BancFund, L.P. and Carpenter Community BancFund - A, L.P. (collectively, the “Holders”) would exchange the 112,000 Series B Shares, the 35,225 Series C Shares and warrants to purchase 761,278 shares of the Company’s common stock that they collectively hold for an aggregate of 3,009,148 shares of the Company’s common stock (the “Exchange Shares”). The Holders would also forfeit all accrued and unpaid dividends with respect to the Series B Shares and Series C Shares through the date of the Exchange Transaction.
The proposed Exchange Transaction is subject to a range of conditions and contingencies including but not limited to negotiation and execution of definitive documentation, receipt of required regulatory approvals, if any, listing of the Exchange Shares on the NASDAQ Stock Market, and the satisfaction or waiver of certain other customary closing conditions.
The Company expects the proposed Exchange Transaction will be completed in the third quarter of 2015.
The foregoing description of the proposed Exchange Transaction is not complete and is qualified in its entirety by reference to the full text of definitive documentation, a copy of which will be filed when available as an Exhibit to a subsequent Current Report on Form 8-K.
Safe Harbor for Forward-Looking Statements
Statements in this Form 8-K that are not strictly historical, including statements regarding the expected timetable for completing the proposed Exchange Transaction, are “forward-looking” statements within the meaning of the federal securities laws, and involve a number of risks and uncertainties that could cause actual events to differ materially from those indicated by such forward-looking statements. These risks and uncertainties include, among other things: the parties’ ability to negotiate and execute definitive documentation; possible delays or failure in receiving a fairness opinion or in satisfying other conditions to completion of the proposed Exchange Transaction; and other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s recent Form 10-K filed with the SEC on March 13, 2015 for the year ended December 31, 2014, to which your attention is directed. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: July 28, 2015	By:	/s/ STEVEN K. BUSTER
Steven K. Buster, President and Chief Executive Officer